STOCK PURCHASE AND
                        ASSET ACQUISITION AGREEMENT

     This Stock Purchase and Asset Acquisition Agreement (the "Agreement") is entered into as of this 20th day of August 1999, by and among Silverthorne Production Company, a Colorado corporation ("Silverthorne"), Inter-American Telecommunications Holding Corporation, a Delaware corporation ("ITHC"), and David L. Jackson, Patricia A. Jackson, Eric J. Sundsvold, and Karrie R. Jackson, C/F W.R. Jackson (the "Selling Shareholders").

                                  RECITALS

     WHEREAS, Silverthorne is a publicly-traded company which has evaluated and wishes to acquire all of the assets owned by ITHC in order to maximize Silverthorne's business development for the benefit of Silverthorne and its shareholders;

     WHEREAS, ITHC is a privately held marketing service provider of long distance communications services which desires to enter into a transaction in which all of its assets would be transferred to Silverthorne and would result in ITHC ultimately holding approximately 84.59% of the shares of Silverthorne outstanding; and

     WHEREAS, Selling Shareholders desire to sell an aggregate of 12,602,431 shares of Silverthorne common stock held by them to ITHC;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and representations set forth below and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1
                       TRANSFER OF SECURITIES AND ASSETS

     1.1 Transfer of Shares by Selling Shareholders. Subject to the terms and conditions of this Agreement, Selling Shareholders agree to sell and ITHC agrees to purchase an aggregate of 12,602,431 shares of Silverthorne common stock in exchange for $190,000 in cash and 300 shares of ITHC's common stock. The number of shares being sold by each Selling Shareholder is set forth in the signature block to this Agreement. This sale shall occur at the First Closing, as described herein.

     1.2 Issuance of Shares. Subject to the terms and conditions of this Agreement, Silverthorne hereby agrees to issue to ITHC at the First Closing, 29,242,953 restricted shares of Common Stock of Silverthorne; provided, however, if Silverthorne has not been able to cancel the 75,000 shares held in the name of David M. Anderson by the First Closing, the number issued to ITHC will be reduced by 75,000, and Silverthorne agrees to use its best efforts to have the 75,000 shares canceled as soon as possible at which time the remaining 75,00 shares will be issued to ITHC. After the First Closing, Silverthorne shall call a meeting of its shareholders for the purposes described in this Agreement including the consideration of a 1 for 4 reverse split of the outstanding shares of Silverthorne Common Stock. After the effective date of such reverse stock split, a Second Closing shall be held at which an additional 4,949,611 post-split shares of Common Stock of Silverthorne shall be issued to ITHC as final payment for the assets purchased hereby. All of the shares of Silverthorne Common Stock to be issued to ITHC shall be fully restricted under Rule 144 but shall be free and clear of any and all encumbrances.

     1.3 Transfer of Assets. In exchange for the shares of Silverthorne Common Stock to be issued to ITHC, ITHC hereby agrees to transfer and assign to Silverthorne, at the First Closing, fully and absolutely, all right, title and interest of all of the assets of ITHC set forth on Schedule A which is attached hereto and incorporated herein by reference, and ITHC agrees that Silverthorne shall be the sole owner of such assets.

     1.4 Exemption from Registration. The parties hereto intend that the Common Stock to be issued by Silverthorne to ITHC shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder, and the Common Stock to be transferred by Selling Shareholders to ITHC shall be exempt from the registration requirements in reliance upon Section 4(1) of the Act.

                                 ARTICLE 2
               REPRESENTATIONS AND WARRANTIES OF SILVERTHORNE

     Except as disclosed in Schedule 2 which is attached hereto and incorporated herein by reference, Silverthorne represents and warrants to ITHC that:

     2.1 Organization. Silverthorne is a corporation duly organized, validly existing, and in good standing under the laws of Colorado, has all necessary corporate powers to own properties and to carry on business, and it is not now conducting any business, except to the extent to which the effecting of the transaction contemplated by this Agreement constitutes doing business.

     2.2 Capitalization. The authorized capital stock of Silverthorne consists of 50,000,000 shares of $.001 par value Common Stock of which 15,832,047 shares of Common Stock are currently issued and outstanding, and 75,000 of these shares are in the process of being cancelled. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Silverthorne to issue or to transfer from treasury any additional shares of its capital stock of any class.

     2.3 Subsidiaries. Silverthorne does not presently have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

     2.4 Directors and Officers. Schedule 2 contains the names and titles of all directors and officers of Silverthorne as of the date of this Agreement.

     2.5 Financial Statements. Silverthorne has delivered to ITHC its audited balance sheet and statements of operations and cash flows as of and for the period ended June 30, 1999 (the "Financial Statements"). The

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



Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of Silverthorne as of the dates, and for the periods, indicated therein. As of the First Closing, there shall be no more than $10,000 in liabilities.

     2.6 Absence of Changes. Since June 30, 1999, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of Silverthorne's knowledge, Silverthorne has not experienced or suffered any material adverse change in its condition (financial or otherwise), results of operations, properties, business or prospects or waived or surrendered any claim or right of material value.

     2.7     Absence of Undisclosed Liabilities.  To the best of
Silverthorne's knowledge, neither Silverthorne nor any of its assets are subject to any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the Financial Statements.

     2.8 Tax Returns. Within the times and in the manner prescribed by law, Silverthorne has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

     2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, ITHC shall have the opportunity to meet with Silverthorne's accountants and attorneys to discuss the financial condition of Silverthorne. Silverthorne shall make available to ITHC all books and records of Silverthorne.

     2.10 Trade Names and Rights. Silverthorne does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications.

     2.11 Compliance with Laws. To the best of Silverthorne's knowledge, Silverthorne has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, or other law, ordinance, or regulation) affecting its properties or the operation of its business.

     2.12 Litigation. Silverthorne is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Silverthorne, threatened against or affecting Silverthorne or its business, assets, or financial condition. Silverthorne is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality. Silverthorne is not engaged in any legal action to recover moneys due to it.

     2.13 No Pending Investigation. Silverthorne is not aware of any pending investigations or legal proceedings by the SEC, any state securities regulatory agency, or any other governmental agency regarding Silverthorne or any officers or directors of Silverthorne or any shareholders or controlling persons of such shareholders.

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     2.14     Authority.  Silverthorne has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The Board of Directors of Silverthorne has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of Silverthorne, the performance of the obligations of Silverthorne under this Agreement and the consummation by Silverthorne of the transactions contemplated under this Agreement. No other corporate proceedings on the part of Silverthorne are necessary to authorize the execution and delivery of this Agreement by Silverthorne in the performance of its obligations under this Agreement. This Agreement is, and when executed and delivered by Silverthorne, will be a valid and binding agreement of Silverthorne, enforceable against Silverthorne in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors rights generally.

     2.15 Ability to Carry Out Obligations. Neither the execution and delivery of this Agreement, the performance by Silverthorne of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will, to the best of Silverthorne's knowledge: (a) violate any provision of Silverthorne's articles of incorporation or bylaws;
(b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of Silverthorne, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which Silverthorne is bound; (d) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of Silverthorne; or (e) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Silverthorne is bound or subject.

     2.16 Validity of Silverthorne Shares. The shares of Silverthorne Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

     2.17 Full Disclosure. None of the representations and warranties made by Silverthorne herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Silverthorne, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     2.18     Assets.  Silverthorne does not have any assets.

     2.19 Material Contracts and Obligations. Silverthorne has no material contracts to which it is a party or by which it is bound.

     2.20 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by Silverthorne in connection with: (a) the execution and delivery by Silverthorne of its obligations under this Agreement; (b) the performance by Silverthorne of its obligations under this Agreement; or (c) the consummation by Silverthorne of the transactions contemplated by this Agreement.

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



     2.21 Real Property. Silverthorne does not own, use or claim any interest in any real property, including without limitation any license, leasehold or any similar interest in real property.

     2.22 Articles of Incorporation and Bylaws. The Articles of Incorporation of Silverthorne and all amendments thereto to date, certified by the Secretary of State of the State of Colorado, and the by-laws of Silverthorne, as amended to date, certified by Silverthorne's Secretary or Assistant Secretary, (1) shall be delivered to ITHC at the First Closing, (2) are true, complete and correct and (3) have not been further amended subsequent to the date of delivery of such documents. The minute book of Silverthorne (or a true and correct copy thereof, certified by the Secretary or Assistant Secretary of Silverthorne) (1) shall be delivered to legal counsel to ITHC at the First Closing and (2) correctly reflects all actions taken and resolutions adopted by Silverthorne, the board of directors and all committees of the board of directors of Silverthorne.

     2.23 Termination of Pricenet.com Transaction. The transaction between Silverthorne and Pricenet.com which was executed on March 11, 1999, was terminated on March 30, 1999, and Silverthorne has no liabilities or obligations with respect thereto.

     2.24 SEC Filings. Silverthorne is current in its filings with the SEC required under the Securities Exchange Act of 1934, as amended (the "SEC Filings"). The SEC filings, as of their respective filing dates, complied in all material respects with all applicable requirements of the Exchange Act and the SEC Filings, as of their filing dates, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements and information therein, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF ITHC

     Except as disclosed in Schedule 3 which is incorporated herein by reference, ITHC represents, warrants and covenants to the Silverthorne that:

     3.1 Authority of ITHC. ITHC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. ITHC has full corporate power and authority to enter into this Agreement, to consummate these transactions and to comply with its terms, conditions and provisions. This Agreement constitutes, and each other agreement and instrument to be executed and delivered pursuant to the terms of this Agreement (collectively, the "ITHC Transaction Documents") by ITHC will constitute, the legal, valid and binding obligation of the ITHC enforceable in accordance with such ITHC Transaction Document's terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles. Neither the execution and delivery of this Agreement or other ITHC Transaction Documents, nor the consummation of the transactions contemplated by it or them will conflict with or result in any violation of or constitute a default under any term of the Articles of Incorporation or Bylaws of the ITHC or any agreement, mortgage, debt instrument, indenture or other instrument, judgment, decree, order, award, law or regulation by which ITHC is bound.

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




     3.2 Consents. No consent, approval, authorization or other action by, or filing or registration with, any federal, state or local governmental authority or any other person or entity, is required in connection with the execution and delivery by ITHC of this Agreement, the consummation by ITHC of the transactions contemplated hereby or the performance of ITHC's obligations hereunder.

     3.3 Investment Intent. ITHC is acquiring the shares of Silverthorne Common Stock pursuant to this Agreement from Silverthorne and the Selling Shareholders for investment purposes and not with a view to public distribution, provided that such shares may be distributed by ITHC to its shareholders. ITHC understands that the shares of Silverthorne Common Stock to be acquired constitute "restricted securities" as that term is defined under Rule 144 under the Securities Act of 1933, as amended.

     3.4 Title to Assets. ITHC is the owner of its assets with the full right to sell or dispose of such assets. Excepting only the lien of property taxes not delinquent and the security interests disclosed in Schedule 3, ITHC has title to the assets, free and clear of any interest to secure payment or performance of an obligation, or which retains or reserves such an interest for such purpose.

     3.5 Material Contracts. There are no contracts (including written employment contracts), permits or agreements of any kind which materially affect the assets other than those which have been disclosed in Schedule 3 attached hereto; and ITHC will not enter into any new contracts or agreements which would materially affect such asset without the prior written consent of Silverthorne.

     3.6 Tax Returns. Within the times and in the manner prescribed by law, ITHC has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

     3.7 Compliance with Laws. To the best of ITHC's knowledge, ITHC has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, or other law, ordinance, or regulation) affecting its properties or the operation of its business.

     3.8 Litigation. ITHC is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of ITHC, threatened against or affecting ITHC or its business, assets, or financial condition. ITHC is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. ITHC is not engaged in any legal action to recover monies due to it.

     3.9 No Pending Investigation. ITHC is not aware of any pending investigations or legal proceedings by the SEC, any state securities regulatory agency, or any other governmental agency regarding ITHC or any officers or directors of ITHC or any shareholders or controlling persons of such shareholders.

     3.10 Disclosures. No representation or warranty by ITHC in this Agreement or any Schedule or Exhibit, or any statement, list or certificate furnished or to be furnished by the ITHC pursuant to this Agreement, or in

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connection with these transactions, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE 4
             REPRESENTATIONS AND WARRANTIES OF SELLING SHAREHOLDERS

     The Selling Shareholders hold at least the number of shares set forth next to their names on the signature page hereof, and the shares to be sold by the Selling Shareholders hereunder are owned of record and beneficially by the respective Selling Shareholders and are not subject to any claim, lien, encumbrance or pledge. Each Selling Shareholder has authority to sell such shares pursuant to this Agreement.

                                  ARTICLE 5
                                  COVENANTS

     5.1 Investigative Rights. From the date of this Agreement until the First Closing, each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request. If the transaction contemplated hereby is not completed, all documents received by each party and/or its attorneys and accountants, auditors or other authorized representatives shall be returned to the other party who provided same upon request. The parties hereto, their directors, employees, agents and representatives shall not disclose any of the information described above unless such information is already disclosed to the public, without the prior written consent of the party to which the confidential information pertains. Each party shall take such steps as are necessary to prevent disclosure of such information to unauthorized third parties.

     5.2 Conduct of Business. Prior to the First Closing, Silverthorne and ITHC shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business. Neither Silverthorne nor ITHC shall amend its Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business except as otherwise contemplated herein. The parties do contemplate that ITHC may incur additional debt prior to the date of the First Closing.

     5.3 Meeting of Silverthorne Shareholders. Following the First Closing, Silverthorne shall, as soon as reasonably possible, call a meeting of the Shareholders of Silverthorne for the purposes of (a) approving a 1 for 4 reverse split of the outstanding Common Stock of Silverthorne; (b) a change of Silverthorne's name to a name designated by ITHC; (c) approving an amendment to the Articles of Incorporation of Silverthorne to authorize the issuance of

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preferred stock in series in a number designated by ITHC; (d) electing a slate of Directors designated by ITHC; (e) approving a stock option plan designated by ITHC; and (f) approving any other amendments to the Articles of Incorporation reasonably requested by ITHC.

                                   ARTICLE 6
              CONDITIONS PRECEDENT TO SILVERTHORNE'S PERFORMANCE

     6.1 Conditions. The obligations of Silverthorne hereunder shall be subject to the satisfaction, at or before the First Closing, of all the conditions set forth in this Article 6. Silverthorne may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Silverthorne of any other condition of or any of Silverthorne's other rights or remedies, at law or in equity, if ITHC shall be in default of any of their representations, warranties, or covenants under this Agreement.

     6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by ITHC in this Agreement or in any written statement that shall be delivered to Silverthorne by ITHC under this Agreement shall be true and accurate on and as of the First Closing as though made at that time.

     6.3 Approval of Shareholders of ITHC. The shareholders of ITHC shall have approved the transfer of all of the assets of ITHC in the manner prescribed by the Delaware Business Corporation Act.

     6.4 Performance. ITHC shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the First Closing.

     6.5 Delivery of Assignment. ITHC shall have delivered an assignment of all of its assets to Silverthorne.

     6.6 Auditor's Letter. Prior to the First Closing, ITHC shall have obtained a letter from its auditors that states that they will be able to complete an audit of ITHC for its last two fiscal years within 75 days of the date of the First Closing.

     6.7 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against ITHC on or before the First Closing.

                                    ARTICLE 7
                   CONDITIONS PRECEDENT TO ITHC'S PERFORMANCE

     7.1 Conditions. ITHC's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 7. ITHC may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by ITHC of any other condition of or any of ITHC's rights or remedies, at law or in equity, if Silverthorne shall be in default of any of its representations, warranties, or covenants under this Agreement.



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     7.2     Accuracy of Representations.  Except as otherwise permitted by this Agreement, all representations and warranties by Silverthorne in this Agreement or in any written statement that shall be delivered to ITHC by Silverthorne under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     7.3 Performance. Silverthorne shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

     7.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Silverthorne on or before the Closing Date.

     7.5 Directors of Silverthorne. Effective on the First Closing, Patricia A. Jackson shall have submitted her resignation as a Director of Silverthorne, and one person designated by ITHC shall have been elected as a Director effective on the Closing of this transaction.

                                   ARTICLE 8
                                    CLOSING

     8.1 First Closing. The First Closing of this transaction shall be held at the offices of Krys Boyle Freedman & Sawyer, P.C., or such other place as shall be mutually agreed upon, on August 23, 1999, or as soon thereafter as practicable. At the First Closing:

          (a) Selling Shareholders shall deliver to ITHC stock certificates aggregating 12,602,431 shares of Common Stock of Silverthorne together with duly executed stock powers with Medallion Guarantees.

          (b) ITHC shall deliver to Selling Shareholders cashiers checks totaling $190,000 payable to Selling Shareholders and stock certificates representing an aggregate of 300 shares of ITHC common stock.

          (c) Silverthorne shall deliver to ITHC a stock certificate representing 29,242,953 shares of Silverthorne restricted Common Stock registered in the name of ITHC; or this number may be reduced by 75,000 pursuant to the provisions of Section 1.2 above.

          (d) ITHC shall deliver to Silverthorne an assignment of all of its assets in a form or forms approved by counsel for Silverthorne.

          (e) Silverthorne shall deliver a signed Consent and/or Minutes of the Directors approving this transaction.

          (f) ITHC shall deliver a signed Consent and/or Minutes of the Directors and Shareholders of ITHC approving this Agreement and each matter to be approved by the Directors and Shareholders of ITHC.

          (g) Silverthorne shall deliver a certificate of its President, dated the closing date, certifying that all of the representations and warranties by Silverthorne are true and accurate as of the closing date, and that all of the conditions to be performed or complied with by it, including the conditions set forth in Sections 7.2 through 7.6 hereof, have been met.

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          (h)     ITHC shall deliver a certificate of its President, dated the closing date, certifying that all of the representations and warranties by ITHC are true and accurate as of the closing date, and that all of the conditions to be performed or complied with by it, including the conditions set forth in Sections 6.2 through 6.7 hereof, have been met.

          (i) Silverthorne shall deliver to Mike Underwood and Andy Ungar certificates aggregating 5,000,000 shares of Silverthorne restricted Common Stock as partial payment of finders' fees.

     8.2 Second Closing. The Second Closing of this transaction shall be held at the offices of Krys Boyle Freedman & Sawyer, P.C., or such other place as shall be mutually agreed upon at such date and time as the parties shall agree upon, which date shall be after the effective date of a 1 for 4 reverse split of the outstanding Common Stock of Silverthorne. At the Second Closing:

          (a) Silverthorne shall deliver to ITHC a stock certificate representing 4,949,611 post-split shares of Silverthorne's Common Stock registered in the name of ITHC.

          (b) Silverthorne shall deliver to ITHC signed Minutes of a meeting of the Shareholders of Silverthorne at which the matters set forth in paragraph 5.3 shall have been approved.

          (c) Silverthorne shall deliver to Mike Underwood and Andy Ungar certificates representing a total of 550,000 post-split shares of Silverthorne Common Stock as final payment of finders' fees.

                                  ARTICLE 9
                                MISCELLANEOUS

     9.1 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     9.2 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

     9.3 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

     9.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

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     9.5     Entire Agreement.  This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings. There are and have in fact been no restrictions, promises, warranties or undertakings other than those set forth herein. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a subsequent amendment in writing signed by all parties hereto.

     9.6 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Colorado, except to the extent its conflict of laws provisions would apply the laws of another jurisdiction, and Colorado will be the proper venue for jurisdictional purposes for any actions brought to enforce this Agreement.

     9.7 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

     Silverthorne and Selling Shareholders:

          David L. Jackson, President
          Silverthorne Production Company
          16053 Via Viajera
          Rancho Santa Fe, California  92091
          Telecopy:  (619) 759-9123

     with a copy to:

          Jon D. Sawyer, Esq.
          Krys Boyle Freedman Scott & Sawyer, P.C.
          600 Seventeenth Street, Suite 2700 South Tower
          Denver, Colorado 80202
          Telecopy:  (303) 893-2882

     ITHC:

          Peter Tilyou
          Inter-American Telecommunications Holding Corporation
          2608 Second Avenue, Suite 108
          Seattle, Washington  98121
          Telecopy:  (___) ___-____

     with a copy to:

          Thomas S. Smith
          Smith McCullough, P.C.
          4643 South Ulster Street, Suite 900
          Denver, CO  80237
          Telecopy:  (303) 221-6001

     9.8 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

                                    11
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     9.9     Mutual Cooperation.  The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     9.10 Brokers. Other than as set forth herein, the parties hereto represent and agree that no broker has brought about the aforementioned transaction. Each of the parties hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against it as a result of its dealings, arrangements or agreements with any broker or person, except as described in this paragraph.

     9.11 Announcements. Silverthorne and ITHC will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

     9.12 Expenses. Silverthorne and ITHC will pay their own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

     9.13 Exhibits. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for herein above, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.

     9.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be considered an original instrument and all of which together will be considered one and the same agreement, and will become effective when counterparts, which together contain the signatures of each party, will have been delivered to Silverthorne and to ITHC. Delivery of executed signature pages by facsimile transmission will constitute effective and binding execution and delivery of this Agreement.

     AGREED TO AND ACCEPTED as of the date first above written.

SILVERTHORNE PRODUCTION               INTER-AMERICAN
   COMPANY                              TELECOMMUNICATIONS HOLDING
                                        CORPORATION


By:/s/ David L. Jackson               By:/s/ Jim L. Boswell
   David L. Jackson, President           Jim L. Boswell, President

SELLING SHAREHOLDERS:


/s/ David L. Jackson
David L. Jackson (10,536,720 shares)


/s/ Eric J. Sundsvold
Eric J. Sundsvold (1,715,280 shares)


/s/ Patricia A. Jackson
Patricia A. Jackson (175,231 shares)

/s/ Karrie R. Jackson
Karrie R. Jackson, C/F W.R. Jackson
(175,200 shares)


                                    13
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                                  SCHEDULE 1

1.  TELKIOSK-PERIMEX ASSETS ITHC WILL DELIVER AT TIME OF CLOSING:

    1.1 An electronically archived customer database consisting of no less than 54,034 individual residential and business long distance telephone service subscriber accounts.

2.  CTC ASSETS ITHC WILL DELIVER AT TIME OF CLOSING:

    2.1 An electronically archived customer database consisting of no less than 41,415 individual residential and business long-distance telephone service subscriber accounts.

3.  COGNIGEN ASSETS ITHC WILL DELIVER AT TIME OF CLOSING:

    3.1 All of its agency, reseller and other agreements and contracts Seller has with carriers, switched resellers, unswitched resellers, consolidators or other providers of long distance and local telephone service.

    3.2 All accounts receivable, commissions receivable, future commis-sions that are and may be payable from any of the carriers, switched resellers, unswitched resellers, consolidators or other providers of long distance and local telephone service.

    3.3 All computer software, proprietary programs and applications, computers, monitors, peripherals, printers, copiers, telephone
          PABX systems, office furniture and fixtures, office leases, belonging to and used by the Seller in the conduct of its business.

    3.4 All of the ITHC/Cognigen's customer databases, customer lists, print and electronic records relating to customers.

    3.5   Inventories and orders for prepaid telephone cards.

    3.6 All new accounts generated via Cognigen's web sites or through direct sales.

    3.7 All web sites, pages, links and agreements related to the conduct of its core telecommunications business as well as all Internet domains, and e-mail addresses.

    3.8 All of the ITHC/Cognigen's agreements with agents and their sub-agents within or without its multilevel marketing system.

    3.9 Exclusive use and control of the name "Cognigen" and its attendant copyright, trade name, trademark and service mark registrations both federal and state that may exist.

    3.10 All other intellectual property of the Seller owned and used in connection with the conduct of its core telecommunications business.

    3.11 All its lines of credit with carriers, prepaid card providers, switched resellers, switchless resellers and other providers of local and long distance phone service.
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
                                  SCHEDULE 2

                        SILVERTHORNE PRODUCTION COMPANY
                               ("Silverthorne")

2.4     The officers and directors of Silverthorne are as follows:

                 Name                           Position

          David L. Jackson             President, CEO and Director
          Patricia A. Jackson          Secretary and Director